Q3 2014 Earnings Presentation November 6, 2014 Mike Petters President and Chief Executive Officer Barb Niland Corporate Vice President, Business Management & Chief Financial Officer Exhibit 99.2

Safe Harbor 2 Statements in this presentation, other than statements of historical fact, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those expressed in these statements. Factors that may cause such differences include: changes in government and customer priorities and requirements (including government budgetary constraints, shifts in defense spending, and changes in customer short-range and long-range plans); our ability to obtain new contracts, estimate our future contract costs and perform our contracts effectively; changes in government regulations and procurement processes and our ability to comply with such requirements; our ability to realize the expected benefits from consolidation of our Ingalls facilities; natural disasters; adverse economic conditions in the United States and globally; risks related to our indebtedness and leverage; and other risk factors discussed in our filings with the U.S. Securities and Exchange Commission. There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business, and we undertake no obligation to update any forward-looking statements. You should not place undue reliance on any forward-looking statements that we may make. This presentation also contains non-GAAP financial measures and includes a GAAP reconciliation of these financial measures. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures.

Third Quarter 2014 Highlights 3  Revenues were $1.7 billion for the quarter  Segment operating margin was 8.8%; Total operating margin was 10.0%  Ingalls operating margin was 9.8%, compared to 8.1% in Q3 2013 or 2.9% on an adjusted basis1  Newport News operating margin was 9.2%, compared to 8.9% in Q3 2013  Cash from operations was $256 million; Free cash flow2 was $216 million  Diluted EPS was $1.96, up $0.60 over Q3 2013  Adjusted Diluted EPS1,3 was $1.67, compared to $1.17 in Q3 2013  Includes tax effected FAS/CAS adjustment of $0.29 in Q3 2014 and ($0.18) in Q3 2013 1Non-GAAP metric that excludes the impact of hurricane insurance recoveries and the Gulfport closure in 2013. See appendix for reconciliation. 2Non-GAAP metric that is calculated as net cash provided by (used in) operating activities less capital expenditures. See appendix for reconciliation. 3Non-GAAP metric that excludes the tax effected FAS/CAS Adjustment. See appendix for reconciliation.

Third Quarter 2014 Consolidated Results 4 $1,637 $1,717 $1,665 $1,300 $1,400 $1,500 $1,600 $1,700 $1,800 Q3 2013 Q3 2014 ($ in m illi on s) Consolidated Revenues GAAP Adjusted 7.8% 10.0% 5.9% 0.0% 2.0% 4.0% 6. % 8.0% 10.0% 12.0% Q3 2013 Q3 2014 Operating Margin GAAP Adjusted $1.36 $1.96 $1.17 $1.67 $- $0.50 $1.00 $1.50 $2.00 $2.50 Q3 2013 Q3 2014 D luted EPS GAAP Adjusted 1Non-GAAP metric that excludes the impact of hurricane insurance recoveries and the Gulfport closure in 2013. See appendix for reconciliation. 2Non-GAAP metric that excludes the tax effected FAS/CAS Adjustment. See appendix for reconciliation. $127 $171 $98 $- $20 $40 $60 $80 $100 $120 $140 $160 $180 Q3 2013 Q3 2014 ($ in m illi on s) Operating Income GAAP Adjusted 1,2 1 1 1

Ingalls Shipbuilding 5  Ingalls adjusted revenues were down YoY due to lower volume on LHA-6 and LPD-25  Adjusted segment operating income and margin were up YoY due to performance improvement and risk retirement on the LPD program 1Non-GAAP metric that excludes the impact of hurricane insurance recoveries and the Gulfport closure in 2013. See appendix for reconciliation. $ 46 $55 $ 17 $ 0 $ 10 $ 20 $ 30 $ 40 $ 50 $ 60 Q3 2013 Q3 2014 ($ in mi llion s) Operating Income GAAP Adjusted 8.1% 9.8% 2.9% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% Q3 2013 Q3 2014 Operating Margin GAAP Adjusted $565 $ 559 $ 593 $- $100 $200 $300 $400 $500 $600 $700 Q3 2013 Q3 2014 ($ in mi llion s) Segment Revenues GAAP Adjusted 1 1 1

Newport News Shipbuilding 6  Newport News revenues were up due to higher revenues from the acquisition of The S.M. Stoller Corp. and higher submarine and energy volumes  Segment operating income and margin for the quarter increased due to higher risk retirement on the VCS program $1,073 $ 1,097 $500 $600 $700 $800 $900 $1,000 $1,100 $1,200 Q3 2013 Q3 2014 ($ in m illi on s) Segment Revenues $96 $101 $50 $60 $70 $80 $90 $1 0 $110 Q3 2013 Q3 2014 ($ in m illi on s) Operating Income 8.9% 9.2% 5.0% 5.5% 6.0% 6.5% 7.0% 7.5% 8.0% 8.5% 9.0% 9.5% Q3 2013 Q3 2014 Operating Margin

U n sa ve d Docum e n t / 1 2 /2 9 /1 0 / 1 0 :0 2 Appendix

Reconciliations 8 We make reference to “segment operating income,” “segment operating margin,” “adjusted sales and service revenues,” “adjusted segment operating income,” “adjusted segment operating margin,” “adjusted total operating income,” adjusted operating margin,” “adjusted net earnings,” “adjusted diluted earnings per share,” and “free cash flow.” Segment operating income is defined as total operating income before the FAS/CAS Adjustment and deferred state income taxes. Segment operating margin is defined as segment operating income as a percentage of total sales and service revenues. Adjusted sales and service revenues is defined as total sales and service revenues adjusted for the impacts of the hurricane insurance recoveries and the Gulfport closure in 2013. Adjusted segment operating income is defined as segment operating income adjusted for the impacts of the hurricane insurance recoveries and the Gulfport closure in 2013. Adjusted segment operating margin is defined as adjusted segment operating income as a percentage of adjusted sales and service revenues. Adjusted total operating income is defined as total operating income adjusted for the impacts of the hurricane insurance recoveries and the Gulfport closure in 2013. Adjusted operating margin is defined as adjusted total operating income as a percentage of adjusted sales and service revenues. Adjusted net earnings is defined as net earnings adjusted for the 2013 tax effected impacts of the hurricane insurance recoveries and the Gulfport closure. Adjusted diluted earnings per share is defined as adjusted net earnings divided by the weighted-average diluted shares outstanding. Free cash flow is defined as net cash provided by (used in) operating activities less capital expenditures. Segment operating income and segment operating margin are two of the key metrics we use to evaluate operating performance because they exclude items that do not affect segment performance. We believe adjusted sales and service revenues, adjusted operating income, adjusted operating margin, adjusted net earnings and adjusted diluted earnings per share are also useful metrics because they exclude non-operating items that we do not consider indicative of our core operating performance. We use free cash flow as a key operating metric in assessing the performance of our business and we believe investors consider free cash flow to be a useful measure of our performance because it indicates the total cash available for redeployment. Therefore, we believe it is appropriate to disclose these measures to help investors analyze our operating performance. However, these metrics are not measures of financial performance under GAAP and may not be defined and calculated by other companies in the same manner.

Reconciliation of Non-GAAP Measures – Segment Operating Income and Segment Operating Margin 9 Three Months Ended September ($ in millions) 2014 2013 Sales and Service Revenues Ingalls 559$ 565$ Newport News 1,097 1,073 Other 61 - Intersegment eliminations - (1) Total Sales and Service Revenues 1,717 1,637 Segment Operating Income Ingalls 55 46 As a percentage of revenues 9.8% 8.1% Newport News 101 96 As a percentage of revenues 9.2% 8.9% Other (5) - As a percentage of revenues (8.2)% - Total Segment Operating Income 151 142 As a percentage of revenues 8.8% 8.7% Non-segment factors affecting operating income FAS/CAS Adjustment 21 (13) Deferred state income taxes (1) (2) Total Operating Income 171 127 Interest expense (27) (28) Federal income taxes (48) (30) Net Earnings 96$ 69$

Reconciliation of Non-GAAP Measures – Adjusted Figures 10 Three Months Ended September 30 $ in millions 2014 2013 Adjusted Sales and Service Revenues Ingalls 559$ 565$ Adjustment for hurricane insurance recoveries - 37 Adjustment for Gulfport closure impact - (9) Adjusted Ingalls 559 593 Newport News 1,097 1,073 Other 61 - Intersegment eliminations - (1) Adjusted Sales and Service Revenues 1,717$ 1,665$ Adjusted Segment Operating Income (Loss) Total Operating Income (Loss) 171$ 127$ As a percentage of sales 10.0% 7.8% Non-segment factors affecting operating income FAS/CAS Adjustment (21) 13 Deferred state income taxes 1 2 Segment Operating Income (Loss) 151$ 142$ As a percentage of sales 8.8% 8.7% Non-recurring items affecting operating income: Ingalls 55$ 46$ Adjustment for hurricane insurance recoveries - (46) Adjustment for Gulfport closure impact - 17 Adjusted Ingalls 55 17 As a percentage of sales 9.8% 2.9% Newport News 101 96 As a percentage of sales 9.2% 8.9% Other (5) - As a percentage of sales (8.2)% - Adjusted Segment Operating Income (Loss) 151$ 113$ As a percentage of sales 8.8% 6.8% Adjusted Total Operating Income (Loss) Total Operating Income (Loss) 171$ 127$ As a percentage of sales 10.0% 7.8% Adjustment for hurricane insurance recoveries - (46) Adjustment for Gulfport closure impact - 17 Adjusted Total Operating Income (Loss) 171$ 98$ As a percentage of sales 10.0% 5.9%

Reconciliation of Non-GAAP Measures – Adjusted Figures (continued) 11 Three Months Ended September 30 $ in millions 2013 2013 Adjusted Net Earnings (Loss) Net Earnings (Loss) 96$ 69$ Adjustment for hurricane insurance recoveries(1) - (30) Adjustment for Gulfport closure impact(1) - 11 Adjustment for FAS/CAS Adjustment(1) (14) 9 Adjusted Net Earnings (Loss) 82 59 Per Share Amounts Weighted-Average Diluted Shares Outstanding 49.0 50.6 Adjusted Diluted EPS Diluted earnings (loss) per share $1.96 $1.36 After-tax hurricane insurance recoveries per share - (0.59) After-tax Gulfport closure impact per share - 0.22 After-tax FAS/CAS Adjustment per share (0.29) $0.18 Adjusted Diluted EPS $1.67 $1.17 (1) Tax effected at 35% federal statutory tax rate.

Reconciliation of Non-GAAP Measures – Free Cash Flow 12 Three Months Ended September 30, $ in millions 2014 2013 Net cash provided by (used in) operating activities 256$ 281$ Less: Capital expenditures (40) (30) Free cash flow 216$ 251$